UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2005
Desert Capital REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-111643	20-0495883

(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014

(Address of Principal Executive Offices)	(Zip Code)
(800) 419-2855

(Registrant’s Telephone Number, Including Area Code)
NONE.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Kenneth L. Betts was appointed the Chief Operating Officer of Desert Capital REIT, Inc. (the “Company”) effective August 4, 2005. Prior to joining the Company, Mr. Betts had been a corporate/securities lawyer for 20 years, most recently and since 1999 with Locke Liddell & Sapp, a law firm consistently ranked in the top five of REIT law firms in the country. Mr. Betts’ practice concentrated on representing REITs and other real estate clients. Mr. Betts has served as an officer of our advisor, Burton Management Company, Ltd., and CMC Financial Services, Inc., the broker-dealer managing our public offering, since June 2005, and is a shareholder of both entities. He received a BA from Stanford University in 1979 and a JD from the University of Kentucky in 1985. Mr. Betts is 48 years old.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2005

DESERT CAPITAL REIT, INC.
By:	/s/ Todd B. Parriott
Todd B. Parriott
Chief Executive Officer